FIRST AMENDMENT TO THE FIFTH AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT OF
AT&T MOBILITY II LLC

This First Amendment (the “First Amendment”) to the Fifth Amended and Restated Limited Liability Company Agreement is entered as of January 1, 2022 by AT&T Mobility Corporation, a Delaware corporation, as the manager (the “Manager”) of AT&T Mobility II LLC (the “Company”) pursuant to Paragraph 23 of the Existing Agreement (defined below).

WHEREAS, the Company is governed by the Fifth Amended and Restated Limited Liability Company Agreement of AT&T Mobility II LLC, with an effective date of September 28, 2020 (the “Existing Agreement”);

WHEREAS, on January 1, 2022, the Company redeemed 2.345% of the issued and outstanding membership interests of the Company from BellSouth Mobile Data, Inc., a Georgia corporation (the “Redeemed Interest”); and

WHEREAS, the Manager desires to amend Schedule A of the Existing Agreement to reflect the new Percentage Interest of the Members and does hereby adopt this First Amendment as an amendment to the Existing Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.Amendment. The Schedule to the Existing Agreement entitled, SCHEDULE A – MEMBERS shall be deleted in its entirety and replaced by SCHEDULE A – MEMBERS, attached hereto, which sets forth the final Percentage Interest of the Common Interest Members and Series A Preferred Interest Members as of 12:01 a.m. Eastern time on January 1, 2022.

2.Full Force and Effect. Except as amended by this First Amendment, the Existing Agreement shall continue in full force and effect.

3.Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one binding agreement.

The remainder of this page intentionally left blank.

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed by its duly authorized representative.

MANAGER:

AT&T MOBILITY CORPORATION

[Signature Page to First Amendment to
Fifth Amended and Restated Limited Liability Company Operating Agreement of AT&T Mobility II LLC]

SCHEDULE A

MEMBERS

Common Interest Members
Member	Common Interests	Common Percentage Interest
Mobility	644,959,718	95.095204930%
BSMD	20,542,565	3.028870446%
AT&T Corp.	12,722,995	1.875924625%
	678,225,278	100.000000000%
Series A Preferred Interest Members
Member		Series A Preferred Interests
SBC Master Pension Trust		213,333,334
PIMCO Funds: PIMCO Income Fund		41,201,923
PIMCO Funds: PIMCO Total Return Fund		22,978,604
PIMCO Funds: Private Account Portfolio Series PIMCO Long Duration Credit Bond		9,048,456
Portfolio

PIMCO Funds: PIMCo Investment Grade Credit Bond Fund
PIMCO Funds: PIMCO International Bond Fund (U.S. Dollar-Hedged)

6,388,322

3,952,199
PIMCO Funds: PIMCO Real Return Fund    2,004,101 PIMCO Variable Insurance Trust: PIMCO
Total Return Portfolio    2,136,108
PIMCO Funds: PIMCO Low Duration Income Fund
Brighthouse Funds Trust I - PIMCO Total Return Portfolio
PIMCO Funds: PIMCO Diversified Income Fund

1,868,094

1,644,083

1,576,079

PIMCO Funds: Private Account Portfolio Series PIMCO Investment Grade Credit Bond Portfolio
PIMCO ETF Trust: PIMCO Active Bond Exchange-Traded Fund
PIMCO Funds: PIMCO Long-Term Credit Bond Fund
Pacific Select Fund – Managed Bond Portfolio
PIMCO Funds: PIMCO Long Duration

1,560,079

1,196,060

1,148,058

1,148,058

Total Return Fund    1,128,057
Bridge Builder Trust: Bridge Builder Core Plus Bond Fund
PIMCO Funds: PIMCO Dynamic Bond Fund
PIMCO Dynamic Credit and Mortgage Income Fund
Brighthouse Funds Trust I- PIMCO Inflation Protected Bond Portfolio
PIMCO Funds: PIMCO StocksPLUS®

1,036,052

400,020

876,044

444,022
Absolute Return Fund    700,035
Transamerica PIMCO Total Return VP    696,035
Harbor Bond Fund    656,033
PIMCO Funds: PIMCO Preferred and Capital Securities Fund
PIMCO Variable Insurance Trust: PIMCO Real Return Portfolio
PIMCO Funds: PIMCO StocksPLUS®

588,030

360,018
Small Fund    524,026
PIMCO Flexible Credit Income Fund    484,024
PIMCO Funds: PIMCO Moderate Duration Fund

464,023
PIMCO Dynamic Income Fund    460,023